Exhibit 99.1

ASTA FUNDING, INC. CONTINUED LISTING PLAN ACCEPTED BY NASDAQ

ENGLEWOOD CLIFFS, NJ - (Globe Newswire - September 6, 2018) - Asta Funding, Inc. (NASDAQ: ASFI) (the “Company”) today announced receipt of notice that The Nasdaq Stock Market LLC (“Nasdaq”) has accepted the Company’s plan for continued listing on The Nasdaq Global Select Market. On August 30, 2018, the Company presented its plan of compliance to a Nasdaq Hearings Panel (the “Panel”) to become compliant with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (“SEC”).

On September 4, 2018, the Company received notice from Nasdaq that the Panel determined to continue the listing of the Company’s common stock while it works to file all restated and delayed periodic reports due to be filed with the SEC, as discussed in the Company’s Current Reports on Form 8-K filed with the SEC on January 18, 2018, May 16, 2018 and August 15, 2018. More specifically, on or before November 30, 2018, the Company must be current with all SEC periodic public filings, which will include each Quarterly Report on Form 10-Q for the periods ended December 31, 2017, March 31, 2018 and June 30, 2018. The Company is also required to provide the Panel with updates of material events that occur during the exception period.

While the Company is doing everything within its control to file all required SEC periodic reports as soon as reasonably practicable, there can be no assurances that the Company will be able to meet the Panel’s deadline.

About Asta Funding, Inc.

Asta Funding, Inc. (NASDAQ:ASFI), headquartered in Englewood Cliffs, New Jersey, is a diversified financial services company that assists consumers and serves investors through the strategic management of three complementary business segments: Personal Injury Claims, Consumer Debt and Disability Advocacy. Founded in 1994 as a sub-prime auto lender, Asta now manages business units that include or have included funding of personal injury claims; acquiring and managing international distressed consumer receivables; and benefits advocacy. For additional information, please visit our website at http://www.astafunding.com.

Cautionary Note Regarding Forward-Looking Statements

All statements in this news release other than statements of historical facts, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs, and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof, or any variation thereon, or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors which could materially affect our results and our future performance include, without limitation, the restatement of previously issued financial statements, the identified material weaknesses in our internal control over financial reporting and our ability remediate those material weaknesses, our ability to regain compliance with Nasdaq listing standards and maintain the continued listing of our securities on Nasdaq, our ability to purchase defaulted consumer receivables at appropriate prices, changes in government regulations that affect our ability to collect sufficient amounts on our defaulted consumer receivables, our ability to employ and retain qualified employees, changes in the credit or capital markets, changes in interest rates, deterioration in economic conditions, negative press regarding the debt collection industry which may have a negative impact on a debtor’s willingness to pay the debt we acquire, and statements of assumption underlying any of the foregoing, as well as other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2016, and other filings with the SEC. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise any forward-looking statements.

Investor Contact:

Bruce R. Foster, CFO
Asta Funding, Inc.
(201) 567-5648